Exhibit 99.2

 J.P. Morgan42nd Healthcare Conference  Prahlad Singh  Chief Executive Officer  January 9, 2024

 Safe Harbor  This presentation contains "forward-looking" statements which are statements relating to future events. These statements include those relating to estimates and projections of future earnings per share, cash flow and revenue growth and other financial results, developments relating to our customers and end-markets, and plans concerning business development opportunities.  Words such as "believes," "intends," "anticipates," "plans," "expects," "projects," "forecasts," "will" and similar expressions, and references to guidance, are intended to identify forward-looking statements.  Such statements are based on management's current assumptions and expectations and no assurances can be given that our assumptions or expectations will prove to be correct.  A number of important risk factors could cause actual results to differ materially from the results described, implied or projected in any forward-looking statements. A detailed description of these risk factors can be found under the caption “Risk Factors” in our most recent quarterly report on Form 10-Q and in our other filings with the Securities and Exchange Commission.  We disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this presentation.  Guidance for future periods is provided on a non-GAAP basis and cannot be reconciled to the closest GAAP measures without unreasonable effort due to the unpredictability of the amounts and timing of events affecting the items the Company excludes from these non-GAAP measures.  The timing and amounts of such events and items could be material to the Company’s results prepared in accordance with GAAP.   2

 Revolutionizing human health at an accelerated [rev] speed  Embracing the impossible to improve lives [vita]  Revvity is a company which powers new possibilities for the future of human health  3  3

Our company profile: global scale with differentiated positioning

Expanding the boundaries of human potential through science

2023E Non-Covid Revenue Mix



~$2.7B
Life Sciences
~47%
~53%
Diagnostics



Consumables, Services, Software
~80%
Instruments
~20%



~44%
~27%
~29%
AMERICAS
EMEA
APAC

revvity

Note: Based on guidance provided October 30, 2023

4

 Reagents (antibodies, oligos) for biomarker analysis  Flow-based assays  Cell and gene therapy  Single-cell applications  Pre-clinical imaging  Cellular analysis  Detection instrumentation  Pioneering innovation to propel our life sciences customers’ R&D efforts  Robust solutions, through our Revvity Signals platform, for research and clinical informatics  $0.4B  Instruments  Life Sciences at-a-glance  5  ~$1.3B  2023E Revenue  $20B+  Total Addressable Market  $0.7B  Reagents, Assays, & Services  $0.2B  Software  Select brands and products  Oligos  Flow Cytometry  In Vivo Imaging   High-Content Screening   Automated Cell Counter  Note: Based on guidance provided October 30, 2023  Viral Vectors & Genetic Material

Diagnostics at-a-glance

~$1.4B
2023E Revenue

$35B+
Total Addressable Market

Leading franchises dedicated to advancing human health

$0.7B
ImmunoDx

- ✓ Autoimmune
- ✓ Allergy
- ✓ Infectious disease (e.g., TB)

$0.5B
Reproductive Health

- ✓ Newborn screening
- ✓ Maternal and fetal health
- ✓ Cord-blood banking
- ✓ Global laboratory footprint

$0.2B
Applied Genomics

- ✓ Robust 'omics sample prep portfolio
- ✓ Liquid handling
- ✓ Nucleic acid extraction

Select brands and products

EUROIMMUN


Auto-immune Assays


Infectious Disease Assays


Newborn Screening System


Maternal & Fetal Health Assays


Prenatal Screening Platform


Nucleic Acid Extraction


Automated NGS Library Prep


NGS Assays

Note: Based on guidance provided October 30, 2023

revvity 6

 DISCOVER & DEVELOP  DIAGNOSE  Bringing it all together: powering innovation from Research to Reality  7  Screening  Diagnostics  Monitoring  Helping scientists to discover more and translate faster  Enabling labs to help physicians guide patient treatment  Clinical Development  Drug Discovery  Basic Research  Providing leading capabilities that facilitate decision making between research and clinical customers

 Revvity’s Differentiation  8

 Differentiating through our…  9  Positioning  Approach  Products

 Pre-clinical innovation  Global genomic labs  Cutting-edge clinical   diagnostics  GMP manufacturing  Our approach: serving our customers as a strategic partner  10  Strategic partner for…  pin-point-base-editing-platform-presentation-v2.pdf (horizondiscovery.com)  Multiple Customer Access Points  Partnership Spotlight: PIN-POINTTM BASE EDITING TECHNOLOGY   Products   Licensing  Services  Launched reagents to enable technology evaluations and improve functional insights  Pre-clinical  Sep 2023  Clinical  May 2023  Executed first clinical licensing agreement with AstraZeneca for oncology and immune-related diseases

Our products: specialized offerings that foster scientific innovation and positively impact human health

Product Spotlights

Enhanced Imaging Portfolio



Quantum GX3 microCT imaging solution

Proteogenomics & Multiomics Reagents



TotalSeq™

Scientific Data Management & Workflow Platform

revvity signals

Research Platform



Automated Indirect Immunofluorescence Testing



UNIQO 160



Autoimmune Testing Menu

Automated Newborn Screening Workflow



Eonis™ Q System

Cutting-edge, high-value *products which provide* ***differentiated*** *capabilities for customers*

revvity 11

 Our positioning: unique portfolio will continue to foster growth and drive attractive profitability profile  12  Strategic scientific partnerships with Pharma/Biotech across the Revvity portfolio to drive additional upside vs. underlying market growth  60%  Strong recurring revenue mix with accretive margin profiles  Cutting-edge scientific innovation drives strong competitive positioning  ImmunoDx  LS Reagents  Software  9-11%  25%  Differentiated, complementary pre-clinical platforms  Complete NGS solutions   LS Instrumentation  Applied Genomics  3-5%  15%  Cash flow generation to support continued investment  Growth outperforming global birth rates  Reproductive  Health  2-4%  % of Total ‘23E Revenue ($2.7B)  Growth Profile  Note: Based on guidance provided October 30, 2023  Portfolio Solutions Included  Positioning

Our positioning: unique revenue mix in China drives differentiated performance


$2.7B
Total '23E Revenue
17%
China

Our China exposure

Recurring revenue now represents **>50%** of Life Sciences revenue, consisting of **reagents** and **consumables**


~40%
Life Sciences
~60%
Diagnostics

Strong recovery driven by **~70%** of Dx revenue from **specialized ImmunoDx** (e.g., autoimmune, allergy, latent TB) and **~90%** from **consumables**

Current 2023E Guidance assumes +MSD organic growth in China

Note: Based on guidance provided October 30, 2023

revvity 13

Looking Ahead  14

 Key focus areas in 2024   Driving cross-company innovation & building on core growth accelerators   Capturing cost efficiencies and commercial and operational synergies through sound execution  Strategically deploying capital organically and inorganically   INVESTMENT   INNOVATION   EFFICIENCY  15  Despite uncertain demand environments…  …carrying momentum into Revvity’s 2nd year

 Differentiated long-term outlook through economic cycles  16  Our outlook for 2025 and beyond:  Organic Growth  200 bps above market   normal market environment assumed to be 4-6% growth  Operating Margin Expansion  75  bps / year  Adj. EPS Growth  DD  growth  Formal 2024 guidance to be provided on our upcoming 4Q23 earnings call